EXHIBIT 99
JPMorgan Securities
Chase Funding
CFLAT 2003-C2
Freddie Mac
Comp Mats
15 yr Term Pool


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1. Summary Statistics

Aggregate Outstanding Principal Balance        $98,410,860
Aggregate Original Principal Balance          $100,417,748
Number of Mortgage Loans                               840

                                           Average(1)      Minimum       Maximum
Original Principal Balance                  $119,545       $49,000      $322,699
Outstanding Principal Balance               $117,156       $42,339      $317,737

                                  Weighted Average(2)      Minimum      Maximum
Original Term (mos)                              175           120          180
Stated Remaining Term (mos)                      171           112          177
Expected Remaining Term (mos)                    170           104          177
Loan Age (mos)                                     5             3            8
Current Interest Rate                          5.133%        4.250%       7.500%
Original Loan-to-Value (3)                     68.02%         7.65%       94.09%
Credit Score (4)                                 730           629          819

                                                          Earliest       Latest
Origination Dates                                          03/2003      07/2003
Maturity Dates                                             04/2013      09/2018

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
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2. Lien Position
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Lien Position                  Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
1                                     840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------


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3. Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Occupancy                      Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                        833           $97,843,139          99.4                  730                  68.03
Second Home                             1               163,165           0.2                  785                  52.68
Investment                              6               404,556           0.4                  696                  70.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
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
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4. Documentation
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Documentation                  Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Stated Income                          53            $6,483,402           6.6                  705                  71.93
Full Documentation                    787            91,927,458          93.4                  732                  67.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
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
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5. Year of Origination
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                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Year of Origination            Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
2003                                  840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------



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6. Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Loan Purpose                   Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                2              $270,391           0.3                  764                  67.48
Refinance - Rate/Term                 393            45,933,324          46.7                  739                  65.87
Refinance - Cash-Out                  445            52,207,144          53.1                  722                  69.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------


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7. Property Type
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                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Property Type                  Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                831           $97,630,399          99.2                  730                  68.03
Two- to Four-family Dwelling Unit       2               123,102           0.1                  721                  73.86
Condominium                             5               508,930           0.5                  749                  63.81
Manufactured Housing                    2               148,429           0.2                  664                  68.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.


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8. Current Mortgage Rate
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                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Current Mortgage Rate          Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.000% to 4.499%                       34            $4,141,540           4.2                  757                  61.15
4.500% to 4.999%                      397            47,451,000          48.2                  741                  62.70
5.000% to 5.499%                      199            23,143,785          23.5                  725                  71.00
5.500% to 5.999%                      172            20,085,009          20.4                  709                  75.81
6.000% to 6.499%                       28             2,660,964           2.7                  703                  83.45
6.500% to 6.999%                        9               866,680           0.9                  703                  83.32
7.500% to 7.999%                        1                61,882           0.1                  663                  85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Rates Range is from: 4.250% to 7.500%
Weighted Average is: 5.133%


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9. Remaining Months to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------------
Remaining Months                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
to Stated Maturity             Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
109 to 120                             76            $7,657,236           7.8                  734                  57.28
169 to 180                            764            90,753,624          92.2                  730                  68.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------

Remaining Term Range is from (Months): 112 to 177
Weighted Average is (Months): 171


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10. Original Mortgage Loan Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Original Mortgage                Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Loan Principal Balance         Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or Less                         4              $194,070           0.2                  731                  63.77
$50,001 to $100,000                   350            26,545,102          27.0                  735                  62.95
$100,001 to $150,000                  300            36,115,323          36.7                  731                  68.60
$150,001 to $200,000                  123            20,556,663          20.9                  730                  70.03
$200,001 to $250,000                   42             9,183,898           9.3                  719                  69.62
$250,001 to $300,000                   18             4,876,323           5.0                  723                  79.30
$300,001 to $350,000                    3               939,482           1.0                  695                  71.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balance Range is from: $49,000 to $322,699
Average is: $119,545


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11. Product Type Summary
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                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Product Type Summary           Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Rate
  Mortgage Loan                        76            $7,657,236           7.8                  734                  57.28
15 to 19 Year Fixed Rate
 Mortgage Loan                        764            90,753,624          92.2                  730                  68.92
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Total:                                840           $98,410,860         100.0                  730                  68.02
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
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12. Prepayment Penalty Summary
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Prepayment                       Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Penalty Summary                Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
None                                  147           $16,171,092          16.4                  727                  69.49
12 Months                              67             8,471,909           8.6                  727                  66.57
24 Months                               1               102,954           0.1                  727                  62.03
36 Months                             625            73,664,905          74.9                  731                  67.87
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Total:                                840           $98,410,860         100.0                  730                  68.02
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The weighted average prepayment penalty term with respect to the Fixed Rate
Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 34 months.


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13. State Distribution
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                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
State Distribution             Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Arizona                                17            $2,287,209           2.3                  730                  71.21
California                            164            21,781,929          22.1                  731                  57.51
Colorado                               22             2,884,745           2.9                  735                  65.02
Connecticut                            11             1,472,118           1.5                  734                  65.30
Delaware                                8               919,214           0.9                  740                  62.25
Florida                                61             6,297,178           6.4                  729                  73.44
Georgia                                 4               725,114           0.7                  727                  87.11
Hawaii                                  2               328,750           0.3                  721                  84.07
Idaho                                   6               557,172           0.6                  766                  55.00
Illinois                               22             2,261,478           2.3                  722                  72.41
Indiana                                20             1,812,636           1.8                  710                  74.76
Iowa                                   22             1,780,590           1.8                  715                  75.35
Kansas                                 15             1,406,658           1.4                  730                  79.15
Kentucky                                6               588,864           0.6                  742                  77.65
Louisiana                               9               787,105           0.8                  706                  72.51
Maryland                               26             3,236,310           3.3                  730                  66.82
Massachusetts                          11             1,360,448           1.4                  719                  63.47
Michigan                               37             3,924,032           4.0                  720                  76.60
Minnesota                              35             3,909,653           4.0                  724                  62.84
Mississippi                             1               133,985           0.1                  786                  75.56
Missouri                               35             3,279,782           3.3                  732                  72.92
Montana                                 2               124,946           0.1                  784                  63.55
Nebraska                               21             2,031,213           2.1                  746                  74.49
Nevada                                 15             2,239,320           2.3                  708                  82.54
New Hampshire                           9             1,001,576           1.0                  748                  54.58
New Jersey                             14             1,791,726           1.8                  748                  64.84
New Mexico                              7               802,119           0.8                  761                  79.44
New York                               52             7,264,807           7.4                  726                  67.20
North Carolina                          1               123,231           0.1                  684                  83.33
Ohio                                   23             2,343,821           2.4                  733                  75.67
Oklahoma                               10               896,660           0.9                  709                  81.36
Oregon                                 12             1,721,311           1.7                  733                  70.26
Pennsylvania                           41             4,377,631           4.4                  743                  71.94
Rhode Island                            6               754,467           0.8                  712                  66.96
South Carolina                          6               921,122           0.9                  739                  69.55
Tennessee                               9             1,051,597           1.1                  743                  76.78
Texas                                  22             2,656,928           2.7                  737                  68.48
Utah                                    1               112,666           0.1                  722                  73.99
Washington                             34             4,242,858           4.3                  728                  69.20
Wisconsin                              21             2,217,890           2.3                  727                  74.39
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Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------


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14. Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Loan-to-Value Ratio            Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
50.00% or Less                        176           $18,118,147          18.4                  752                  38.48
50.01% to 55.00%                       48             5,077,364           5.2                  734                  52.28
55.01% to 60.00%                       54             5,902,724           6.0                  733                  57.32
60.01% to 65.00%                       61             6,829,645           6.9                  741                  62.69
65.01% to 70.00%                       86            10,594,274          10.8                  731                  67.48
70.01% to 75.00%                       72             8,571,843           8.7                  722                  72.73
75.01% to 80.00%                      123            15,045,595          15.3                  722                  78.04
80.01% to 85.00%                       77            10,013,826          10.2                  718                  82.94
85.01% to 90.00%                      141            18,024,334          18.3                  717                  88.75
90.01% to 95.00%                        2               233,110           0.2                  771                  93.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------

Loan-to-Value Ratios Range is from: 7.65% to 94.09%
Weighted Average is: 68.02%


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15. Mortgage Loan Age Summary
------------------------------------------------------------------------------------------------------------------------------------
Mortgage                         Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Loan Age Summary               Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
3                                       1              $111,716           0.1                  801                  63.48
4                                     449            52,643,937          53.5                  729                  68.58
5                                     329            39,377,188          40.0                  731                  67.67
6                                      52             5,563,878           5.7                  735                  64.20
7                                       4               303,904           0.3                  705                  72.84
8                                       5               410,238           0.4                  689                  77.99
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Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------

Weighted Average Age (Months) is: 5


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16. Credit Score Summary
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Credit Score Summary           Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
621 to 640                              4              $356,487           0.4                  632                  81.38
641 to 660                             14             1,425,627           1.4                  653                  65.85
661 to 680                            101            12,579,672          12.8                  671                  75.71
681 to 700                             94            11,898,803          12.1                  690                  72.40
701 to 720                            127            16,300,929          16.6                  711                  70.41
721 to 740                            128            15,051,440          15.3                  731                  70.93
741 to 760                            117            13,631,398          13.9                  750                  68.69
761 to 780                            133            14,007,637          14.2                  770                  62.38
781 to 800                             97            10,854,141          11.0                  789                  56.21
801 to 820                             25             2,304,728           2.3                  806                  52.60
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Total:                                840           $98,410,860         100.0                  730                  68.02
------------------------------------------------------------------------------------------------------------------------------------

Credit Score Range is from: 629 to 819
Weighted Average (scored loans only) is: 730


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17. Credit Grade Summary
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                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Credit Grade Summary           Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
A Star                                555           $64,592,063          65.6                  735                  68.26
A0                                    273            32,178,684          32.7                  722                  67.30
A-                                      5               601,568           0.6                  728                  64.97
B                                       5               762,785           0.8                  690                  76.73
C                                       2               275,760           0.3                  677                  76.32
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Total:                                840           $98,410,860         100.0                  730                  68.02
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

JPMorgan Securities
Chase Funding
CFLAT 2003-C2
Freddie Mac
Comp Mats
30 yr Term Pool


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1. Summary Statistics

Aggregate Outstanding Principal Balance        $202,251,993
Aggregate Original Principal Balance           $203,479,762
Number of Mortgage Loans                              1,389

                                           Average(1)      Minimum       Maximum
Original Principal Balance                  $146,494       $18,500      $322,700
Outstanding Principal Balance               $145,610       $18,354      $321,380

                                  Weighted Average(2)      Minimum      Maximum
Original Term (mos)                              343           240          360
Stated Remaining Term (mos)                      339           234          356
Expected Remaining Term (mos)                    338           226          356
Loan Age (mos)                                     4             4            8
Current Interest Rate                          5.723%        4.875%      10.200%
Original Loan-to-Value (3)                     73.27%        10.00%       95.00%
Credit Score (4)                                 721           576          819

                                                          Earliest       Latest
Origination Dates                                          03/2003      07/2003
Maturity Dates                                             06/2023      08/2033


------------------------------------------------------------------------------------------------------------------------------------
2. Lien Position
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Lien Position                  Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
1                                   1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
3. Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Occupancy                      Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                      1,375          $200,395,743          99.1                  721                  73.36
Second Home                             2               282,840           0.1                  752                  43.77
Investment                             12             1,573,410           0.8                  710                   67.8
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
4. Documentation
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
Documentation                  Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
24 Month Bank Statement                 4              $817,562           0.4                  709                  80.76
Stated Income                         109            16,330,496           8.1                  711                  72.23
Reduced Documentation                   1               239,910           0.1                  673                     90
Full Documentation                  1,275           184,864,025          91.4                  723                  73.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
5. Year of Origination
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Year of Origination            Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
2003                                1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
6. Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Loan Purpose                   Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase                               10              $982,087           0.5                  712                  78.53
Refinance - Rate/Term                 564            81,808,924          40.4                  730                  72.11
Refinance - Cash-Out                  815           119,460,982          59.1                  715                  74.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
7. Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Property Type                  Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached              1,370          $199,749,084          98.8                  721                   73.3
Two- to Four-family Dwelling Unit       5               692,787           0.3                  687                  75.68
Condominium                            13             1,706,671           0.8                  732                  68.99
Manufactured Housing                    1               103,452           0.1                  758                  79.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.


------------------------------------------------------------------------------------------------------------------------------------
8. Current Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Current Mortgage Rate          Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.500% to 4.999%                       53            $7,218,379           3.6                  756                  64.01
5.000% to 5.499%                      352            54,514,114          27.0                  744                  65.24
5.500% to 5.999%                      688            98,844,161          48.9                  719                  73.69
6.000% to 6.499%                      204            29,348,097          14.5                  695                  83.59
6.500% to 6.999%                       86            11,510,031           5.7                  693                  86.73
7.000% to 7.499%                        4               615,548           0.3                  658                  83.83
7.500% to 7.999%                        1               183,309           0.1                  643                     80
10.000% to 10.499%                      1                18,354           0.0                  769                     10
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Rates Range is from: 4.875% to 10.200%
Weighted Average is: 5.723%


------------------------------------------------------------------------------------------------------------------------------------
9. Remaining Months to Stated Maturity
------------------------------------------------------------------------------------------------------------------------------------
Remaining Months                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
to Stated Maturity             Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
229 to 240                            167           $22,605,997          11.2                  725                  69.14
289 to 300                             90            12,038,637           6.0                  730                  72.17
349 to 360                          1,132           167,607,360          82.9                  720                  73.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------

Remaining Term Range is from (Months): 234 to 356
Weighted Average is (Months): 339


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10. Original Mortgage Loan Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Original Mortgage                Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Loan Principal Balance         Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or Less                         1               $18,354           0.0                  769                     10
$50,001 to $100,000                   356            29,190,773          14.4                  729                  69.27
$100,001 to $150,000                  489            60,091,162          29.7                  724                  73.23
$150,001 to $200,000                  282            48,555,182          24.0                  719                  75.08
$200,001 to $250,000                  152            33,733,719          16.7                  717                  74.02
$250,001 to $300,000                   78            21,013,474          10.4                  720                   73.9
$300,001 to $350,000                   31             9,649,330           4.8                  710                  72.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,389          $202,251,993         100.0                  721                  73.27
------------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balance Range is from: $18,500 to $322,700
Average is: $146,494


------------------------------------------------------------------------------------------------------------------------------------
11. Product Type Summary
------------------------------------------------------------------------------------------------------------------------------------
                                         Number of    Aggregate Principal   Percent of     Weighted Average      Weighted Average
Product Type Summary                  Mortgage Loans  Balance Outstanding   Loan Group       Credit Score      Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Rate Mortgage Loan       167            $22,605,997         11.2               725                69.14
25 to 29 Year Fixed Rate Mortgage Loan        90             12,038,637          6.0               730                72.17
30 Year Fixed Rate Mortgage Loan           1,132            167,607,360         82.9               720                73.91
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Total:                                     1,389           $202,251,993        100.0               721                73.27
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12. Prepayment Penalty Summary
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                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Prepayment Penalty Summary     Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
None                                  217           $30,601,510          15.1                  721                   74.3
12 Months                              85            14,489,192           7.2                  716                  73.05
24 Months                               2               263,406           0.1                  716                  76.18
36 Months                           1,085           156,897,885          77.6                  722                  73.09
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Total:                              1,389          $202,251,993         100.0                  721                  73.27
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The weighted average prepayment penalty term with respect to the Fixed Rate
Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 34 months.


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13. State Distribution
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                                 Number of      Aggregate Principal   Percent of       Weighted Average       Weighted Average
State Distribution             Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
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
Arizona                                47            $5,910,307           2.9                  723                  76.69
California                            335            60,033,924          29.7                  725                  66.28
Colorado                               20             2,928,897           1.4                  716                  76.36
Connecticut                            29             4,105,287           2.0                  728                  75.68
Delaware                               10             1,499,833           0.7                  716                  79.73
Florida                                95            11,799,358           5.8                  723                  76.65
Georgia                                 3               296,302           0.1                  736                   78.1
Hawaii                                  2               382,024           0.2                  687                  54.56
Idaho                                   6               639,615           0.3                  708                  77.61
Illinois                               47             7,154,454           3.5                  720                  76.67
Indiana                                30             3,036,771           1.5                  728                  81.66
Iowa                                   18             1,775,064           0.9                  718                  78.38
Kansas                                  9             1,136,143           0.6                  717                  82.43
Kentucky                                7               738,026           0.4                  725                  85.72
Louisiana                               9               816,656           0.4                  707                  79.46
Maine                                   7               842,721           0.4                  719                  83.61
Maryland                               46             7,044,052           3.5                  723                  75.65
Massachusetts                          34             5,773,461           2.9                  708                  72.26
Michigan                               65             7,817,690           3.9                  716                  77.92
Minnesota                              80            12,400,395           6.1                  722                  76.95
Mississippi                             3               268,387           0.1                  690                  80.03
Missouri                               38             3,938,141           1.9                  719                  75.99
Montana                                 2               238,520           0.1                  733                  73.36
Nebraska                               20             1,899,301           0.9                  710                  76.46
Nevada                                 21             2,884,873           1.4                  743                  68.69
New Hampshire                          14             2,292,675           1.1                  723                  72.91
New Jersey                             32             4,395,579           2.2                  706                  71.79
New Mexico                              2               190,305           0.1                  703                  86.63
New York                               66            11,895,428           5.9                  709                  72.14
North Dakota                            1               114,289           0.1                  685                     85
Ohio                                   38             3,926,573           1.9                  733                  78.37
Oklahoma                               14             1,387,735           0.7                  717                  78.43
Oregon                                 28             3,769,016           1.9                  721                  77.64
Pennsylvania                           58             7,356,437           3.6                  720                  78.31
Rhode Island                           17             2,347,027           1.2                  726                  69.52
South Carolina                         11             1,748,735           0.9                  741                  76.34
South Dakota                            1               174,844           0.1                  729                  89.82
Tennessee                               9               945,880           0.5                  723                  83.16
Texas                                  22             2,824,107           1.4                  732                   78.2
Utah                                    2               237,316           0.1                  705                  84.79
Vermont                                 1               173,240           0.1                  741                  71.01
Washington                             63            10,067,825           5.0                  715                  77.04
Wisconsin                              26             2,937,455           1.5                  729                  78.48
Wyoming                                 1               107,325           0.1                  662                  88.52
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Total:                              1,389          $202,251,993         100.0                  721                  73.27
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
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14. Loan-to-Value Ratio
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                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Loan-to-Value Ratio            Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
50.00% or Less                        152           $18,802,219           9.3                  748                  39.42
50.01% to 55.00%                       62             9,413,429           4.7                  742                  52.76
55.01% to 60.00%                       75            10,460,870           5.2                  730                  57.75
60.01% to 65.00%                       94            13,270,855           6.6                  739                  62.64
65.01% to 70.00%                      108            16,450,302           8.1                  725                  67.79
70.01% to 75.00%                      127            18,807,276           9.3                  721                  72.84
75.01% to 80.00%                      273            40,904,617          20.2                  720                  78.22
80.01% to 85.00%                      156            22,533,714          11.1                  716                   83.1
85.01% to 90.00%                      334            50,523,547          25.0                  704                  88.83
90.01% to 95.00%                        8             1,085,165           0.5                  713                  92.94
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Total:                              1,389          $202,251,993         100.0                  721                  73.27
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Loan-to-Value Ratios Range is from: 10.00% to 95.00%
Weighted Average is: 73.27%


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15. Mortgage Loan Age Summary
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                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Mortgage Loan Age Summary      Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
4                                     765          $113,686,908          56.2                  719                  73.85
5                                     583            83,785,498          41.4                  725                  72.63
6                                      22             2,510,199           1.2                  720                  70.65
7                                      12             1,417,025           0.7                  713                   74.1
8                                       7               852,363           0.4                  721                  66.72
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Total:                              1,389          $202,251,993         100.0                  721                  73.27
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Weighted Average Age (Months) is: 4


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16. Credit Score Summary
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                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Credit Score Summary           Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
561 to 580                              1              $120,972           0.1                  576                  69.57
621 to 640                             11             2,044,650           1.0                  634                  74.32
641 to 660                             20             2,867,409           1.4                  655                  77.64
661 to 680                            222            33,243,728          16.4                  671                  78.63
681 to 700                            232            36,400,308          18.0                  691                  77.46
701 to 720                            202            29,159,720          14.4                  711                  76.23
721 to 740                            196            28,329,783          14.0                  731                  74.15
741 to 760                            199            28,280,283          14.0                  750                  71.23
761 to 780                            171            24,744,079          12.2                  771                  67.25
781 to 800                            116            14,775,591           7.3                  788                  59.57
801 to 820                             19             2,285,470           1.1                  805                  52.79
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Total:                              1,389          $202,251,993         100.0                  721                  73.27
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Credit Score Range is from: 576 to 819
Weighted Average (scored loans only) is: 721


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17. Credit Grade Summary
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                                 Number of      Aggregate Principal   Percent of       Weighted Average        Weighted Average
Credit Grade Summary           Mortgage Loans   Balance Outstanding   Loan Group         Credit Score        Loan-to-Value Ratio
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
A Star                                863          $123,522,636          61.1                  725                  72.09
A0                                    486            73,154,077          36.2                  717                  75.21
A-                                     17             2,633,407           1.3                  703                  77.77
B                                      16             1,888,087           0.9                  698                  72.43
B-                                      4               667,833           0.3                  688                  72.94
C                                       3               385,953           0.2                  748                  57.02
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Total:                              1,389          $202,251,993         100.0                  721                  73.27
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